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                                                                 EXHIBIT 10.12


                   BOARD MEMBERS' DEFERRED COMPENSATION PLAN
                                       OF
                             U.S. TRUST CORPORATION

                    AS AMENDED AND  RESTATED EFFECTIVE AS OF
                               SEPTEMBER 1, 1995

                                  ------------


1.       PURPOSE

         The Plan hereinafter set forth represents a continuation of the Board Members' Deferred Compensation Plan maintained by U.S. Trust Corporation before its merger with The Chase Manhattan Corporation ("Chase") pursuant to the Agreement and Plan of Merger dated as of November 18, 1994 between Chase and U.S. Trust Corporation (the "Merger Agreement"). The Plan has been amended and restated effective as of September 1, 1995 (a) to reflect the transfer of the Plan to and its adoption by the Corporation, and the Corporation's assumption of and becoming solely responsible for all liabilities and obligations of U.S. Trust Corporation under the Plan, effective immediately before the "New Holdings Distribution", as defined in the Merger Agreement, and (b) to reflect the "Distribution" and the "Merger", as defined in the Merger Agreement.

         The purpose of the Plan, as so continued, is to provide Eligible Board Members of the Corporation and its Affiliated Companies with an opportunity to defer payment of certain por tions of their compensation, at their election, in accordance with the provisions hereof.

2.       DEFINITIONS

         As used herein, the following terms shall have the following meanings:

         "ACCOUNT" shall mean the Account established for a Participant pursuant to Section 4.

         "AVERAGE MARKET VALUE" shall mean, with respect to one Common Share as of any date or with respect to any period, the average of the mean between the per-share high and low prices for the Common Shares on such date, or on each trading day during such period, as quoted on the NASDAQ National Market System, or, if the Common Shares are not traded on such system, on such other securities market or securities exchange on which such shares are traded as the Committee shall determine.



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         "BENEFICIARY" shall mean the person or persons designated by a
Participant in accordance with Section 9 to receive any amount, or any common shares of the Corporation, payable under the Plan by reason of his or her death.

         "BOARD" shall mean (i) the Board of Directors, (ii) with respect to periods prior to the Chase Merger Closing Date, the Board of Trustees of United States Trust Company of New York, and with respect to periods after the Chase Merger Closing Date, the Board of Trustees of New U.S. Trust Company of New York, which will assume the name of "United States Trust Company of New York" as of the time the New Holdings Distribution is effective, or (iii) the board of directors of any other direct or indirect subsidiary of the Corporation (or, for periods prior to the Chase Merger Closing Date, U.S. Trust Corporation), the members of which board have been designated by the Board of Directors as being eligible for participation in this Plan.

         "BOARD OF DIRECTORS" shall mean (i) with respect to periods prior to the Chase Merger Closing Date, the Board of Directors of U.S. Trust Corporation, and (ii) with respect to periods after the Chase Merger Closing Date, the Board of Directors of the Corporation.

         "BUSINESS DAY" shall mean any day on which Common Shares are traded on the NASDAQ National Market System or, if Common Shares are not traded on such system, on such other securities market or securities exchange on which such shares are traded as the Committee shall determine.

         "CHASE MERGER CLOSING DATE" shall mean the "Closing Date", as defined in Section 1.2 of the Merger Agreement.

         "COMMITTEE" shall mean the persons appointed by the Board of Directors to administer the Plan in accordance with Section 12.

         "COMMON SHARES" shall mean (i) prior to the Chase Merger Closing Date, the common shares ($1.00 par value per share) of U.S. Trust Corporation, and
(ii) after the Chase Merger Closing Date, the common shares ($1.00 par value per share) of the Corporation.

         "CORPORATION" shall mean New USTC Holdings Corporation, which will assume the name of "U.S. Trust Corporation" as of the time the New Holdings Distribution is effective.

         "ELIGIBLE BOARD MEMBER" shall mean any individual who is a member of any Board and who is entitled to receive compensation for services rendered in such capacity.

         "ELIGIBLE COMPENSATION" shall mean, with respect to any Eligible Board Member for any Plan Year beginning on or after January 1, 1995, all fees payable to such Board Member





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during such year for attendance at meetings of any Board or committees thereof, and all fees payable to such Board Member during such year by way of retainer for service as a member or chairman of any Board or committees thereof regardless of the number of meetings attended ("Retainer Fees").
Notwithstanding the foregoing, the term "Eligible Compensation" shall not include any compensation payable to an Eligible Board Member in a form other than cash.

         "PARTICIPANT" shall mean any Eligible Board Member who has made an election under Section 3 (or under the applicable provisions of the Prior Plan) to defer any portion of his or her Eligible Compensation for any Plan Year.

         "PHANTOM SHARE UNIT" or "PSU" shall mean a unit of measurement equivalent to one Common Share, with none of the attendant rights of a holder of such share, including, without limitation, the right to vote such share and the right to receive dividends thereon, except to the extent otherwise specifically provided herein.

         "PLAN" shall mean the Board Members' Deferred Compensation Plan of U.S. Trust Corporation, as set forth herein and as amended from time to time.

         "PLAN YEAR" shall mean the calendar year.

         "PRIOR PLAN" shall mean the Board Members' Deferred Compensation Plan of U.S. Trust Corporation, as in effect from time to time prior to the Chase Merger Closing Date.

3.       DEFERRAL ELECTIONS

         With respect to each Plan Year beginning on or after January 1, 1994, an Eligible Board Member may elect to have payment of any part or all of his or her Eligible Compensation for such year deferred, and to have payment of such portion made under the terms of this Plan. Any such election shall be made in accordance with the following rules:

         (a) A deferral election shall be made in writing, on a form provided by the Committee for such purpose.

         (b) In the election form, the Eligible Board Member (i) shall specify, by percentage (which must be an even multiple of 5%), the portion of his or her Eligible Compensation the Eligible Board Member wishes to defer hereunder (the amounts so deferred are hereinafter referred to as the Eligible Board Member's "Deferred Amounts"), and (ii) shall specify, by percentage (which must be an even multiple of 5%), the portions of the Eligible Board Member's Deferred Amounts that he or she wishes to have allocated, respectively, to the PSU Portion and to the Interest Portion of the Account established for the Eligible Board Member pursuant to





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Section 4.  At least 50% of the Eligible Board Member's Deferred Amounts for
each Plan Year must be allocated to the PSU Portion of such Account.

         (c) An Eligible Board Member's election to defer Eligible Compensation for any Plan Year beginning on or after January 1, 1995 shall be filed with the Committee by no later than June 30 of the preceding Plan Year.

         (d) Notwithstanding the provisions of paragraph (b) above, a newly elected Eligible Board Member may make an initial deferral election hereunder with respect to Eligible Compensation for the Plan Year in which he or she is first elected to serve as a member of any Board and, if so elected after June 30 of such year, for the next following Plan Year, by filing his or her election form with the Committee by no later than 30 days after the date on which he or she commences to serve as a member of such Board. Any deferral election so made shall be effective only with respect to Eligible Compensation earned for services performed after the date on which the Eligible Board Member's initial deferral election has been filed with the Committee.

         (e) Any deferral election made by an Eligible Board Member with respect to his or her Eligible Compensation for a Plan Year, and any election made hereunder as to the allocation of the Deferred Amounts for such year to the PSU Portion and the Interest Portion of his or her Account, shall be irrevocable.

4.       ACCOUNTS

         For each Participant, there shall be established on the books and records of the Corporation, for bookkeeping purposes only, a separate Account for each Participant to reflect the Participant's interest under the Plan. The Account so established for each Participant shall be maintained in accordance with the following provisions:

         (a) The Account established for each Participant shall consist of two sub-accounts referred to herein, respectively, as the "PSU Portion" and the "Interest Portion".

         (b) As of the time this Plan is adopted by the Corporation, the Interest Portion of each Participant's Account shall be credited with an amount equal to the balance, determined as of the close of business on the day preceding the Chase Merger Closing Date, of the Interest Portion of the Account maintained for the Participant under the Prior Plan, and the PSU Portion of each Participant's Account shall be credited with a number of PSU's equal to the number of PSU's included in the balance, determined as of the close of business on the day preceding the Chase Merger Closing Date, of the PSU Portion of the Account maintained for the Participant under the Prior Plan.



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         (c)  As of the Effective Time (as defined in Section 1.3 of the Merger
Agreement), the number of PSU's credited to the PSU Portion of a Participant's Account hereunder pursuant to (b) above shall be adjusted so as to equal the number of such PSU's determined by dividing (i) the product of (A) the number of such PSU's multiplied by (B) the Average Market Value of one Common Share of U.S. Trust Corporation during the 30-day period ending on the day immediately preceding the Chase Merger Closing Date, by (ii) the amount representing the 10-day average of the daily average of the high bid and low asked prices for one Common Share of the Corporation in the over-the-counter market as reported by the National Quotation Bureau Incorporated on a "when-issued" basis on each of the 10 trading days immediately preceding the Chase Merger Closing Date.

         (d) The PSU Portion and the Interest Portion of each Participant's Account shall be credited with amounts equal to the portions of the Participant's Deferred Amounts for each Plan Year (but only for periods subsequent to the Chase Merger Closing Date, in the case of Deferred Amounts for the Plan Year beginning on January 1, 1995) that the Participant has elected under Section 3 hereof (or under Section 3 of the Prior Plan) to have allocated to such Portions. Such amounts shall be so credited as of the first day of the calendar month following the month in which the amounts in question would have been paid to the Participant had the Participant not elected to have payment of such amounts deferred.

         (e) The PSU Portion and the Interest Portion of a Participant's Account shall be adjusted to reflect all additional PSU's, interest and Earnings (as defined in paragraph (c) of Section 6) to be credited to such Portions pursuant to Section 6, and all payments made with respect to such Portions pursuant to Section 8.

         (f) A Participant's interest in his or her Account shall be fully vested and nonforfeitable at all times.

5.       CONVERSION TO PSU'S

         Amounts credited to the PSU Portion of a Participant's Account pursuant to paragraph (d) of Section 4 (and any interest credited thereon pursuant to paragraph (b) of Section 6) shall be converted into (and after such conversion shall be reflected in such Portion as) a number of Phantom Share Units ("PSU's"). The conversion shall be made in accordance with the following rules.

         (a) Amounts so credited shall be converted as of the following dates (the date for the conversion of each such amount is hereinafter referred to as the "Conversion Date"):

                   (i) In the case of any amount so credited with respect to a Participant's Deferred Amounts for any Plan Year beginning on or after January 1, 1995, the




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         Conversion Date shall be the same date as the date as of which such amount is so credited, except as provided in (ii) below.

                  (ii) In the case of any amount so credited with respect to a newly elected Eligible Board Member's Deferred Amounts for the Plan Year in which he or she is first elected to serve as a Member of any Board and, if so elected after June 30 of such year, for the next following Plan Year, the Conversion Date shall be the later of (A) the date as of which such amount is so credited, or (B) the first day of the month following the expiration of six months from the date on which the Eligible Member's initial deferral election was filed with the Committee pursuant to Section 3(d).

         (b) The number of PSU's into which any amount credited to the PSU Portion of a Participant's Account (and any interest credited thereon under paragraph (b) of Section 6) is to be converted shall be determined by dividing
(i) the dollar value of such amount by (ii) the Average Market Value of one Common Share on the Conversion Date for such amount or, if such Conversion Date is not a Business Day, on the Business Day next preceding such Conver sion Date.

6.       CREDITING OF EARNINGS

         Until payment with respect to a Participant's Account has been made in full in accordance with Section 8, the PSU Portion of a Participant's Account shall be credited with additional PSU's or interest, and the Interest Portion of the Participant's Account shall be credited with Earnings, in accordance with the following provisions:

         (a) As of each date on which the Corporation pays a dividend on its Common Shares ("Dividend Payment Date") the PSU Portion of each Participant's Account shall be credited with additional PSU's, the number of which shall be determined by first (i) multiplying the number of PSU's standing to the Participant's credit on the date such dividend was declared by the per-share dollar amount of the dividend so paid, and then (ii) dividing the resulting amount by the Average Market Value of one Common Share on the Dividend Payment Date.

         (b) If, as of the last day of any calendar month, any part of the balance of the PSU Portion of a Participant's Account has not yet been converted into PSU's in accordance with Section 5, such part of the balance shall be credited, as of such last day, with interest computed at the Prime Rate (as hereinafter defined).

         (c) As of the last day of each calendar month, each part of the balance of the Interest Portion of a Participant's Account for which a separate Earnings Crediting Option (as hereinafter defined) is in effect pursuant to the Participant's election hereunder (or under the Prior Plan) shall be credited with an amount determined by multiplying such part of the balance by a percentage




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corresponding to the Applicable Rate of Return (as hereinafter defined) for such month under such Earnings Crediting Option. The amount so credited (which may be positive or negative depending on whether the Applicable Rate of Return for the month is positive or negative) is referred to herein as "Earnings".

         (d) For purposes of this Section 6, the term "Earnings Crediting Option" shall mean, initially, (i) the Prime Rate, and (ii) any investment fund maintained under the 401(k) Plan and ESOP of United States Trust Company of New York and Affiliated Companies (the "401(k) Plan") other than the ESOP Stock Fund or the U.S.T. Corp. Stock Fund; and the term "Prime Rate" shall mean, with respect to any calendar month, the prime rate as quoted by United States Trust Company of New York on the last Business Day of such month. Any investment fund described in clause (ii) of the preceding sentence is referred to herein as a "401(k) Plan Fund".

         Notwithstanding the foregoing, the Committee may at any time, in its sole discretion, determine (x) that the Prime Rate or any 401(k) Plan Fund shall cease to constitute an Earnings Crediting Option for purposes of the Plan, (y) that any investment fund that is added to the 401(k) Plan at any time after the Chase Merger Closing Date shall not constitute an Earnings Crediting Option for purposes of the Plan, or (y) that any other hypothetical investment fund or index or referenced rate of return shall constitute an Earnings Crediting Option for purposes of the Plan. Participants shall be notified in writing, at least 45 days in advance, of any such change in the Plan's Earnings Crediting Options.

         (e) The "Applicable Rate of Return" for any month, under any Earnings Crediting Option, shall mean (i) in the case of an Earnings Crediting Option that is a 401(k) Plan Fund, the percentage by which the value of such Fund, as determined by the 401(k) Plan's Trustee as of the Valuation Date (as defined in the 401(k) Plan) for such month, exceeds, or is less than, the value of such Fund, as determined by the 401(k) Plan's Trustee as of the Valuation Date for the immediately preceding month; and (ii) in the case of any other Earnings Crediting Option, the rate of return applicable for such month, as determined by the Committee in its sole discretion.

         (f) A Participant may make elections with respect to the Earnings Crediting Options that are to apply with respect to the Interest Portion of his or her Account, in accordance with the following rules:

                   (i) a Participant may elect to have any part or all of the balance of the Interest Portion credited with Earnings under any Earnings Crediting Option available under the Plan at the time of his or her election.

                  (ii) each Participant shall make an initial election as to the Earnings Crediting Options that are to apply with respect to the Interest Portion at the time the Participant first elects under
         Section 3 to have any part of the Participant's Deferred Amounts for any





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         Plan Year allocated to the Interest Portion of his or her Account.
         Such election shall be made in the election form in which the Participant makes his or her election under Section 3 to have such part of the Participant's Deferred Amounts for such Plan Year allocated to the Interest Portion. In such election form, the Participant shall specify, by percentages (which must be even multiples of 5%) the respective parts of the balance of the Interest Portion of his or her Account that are to be credited with Earnings under each of the Earnings Crediting Options designated by the Participant in such form.

                 (iii) The Earnings Crediting Options selected in the initial election made by the Participant under clause (ii) above shall remain in effect (and shall apply to all additional amounts allocated to the Interest Portion pursuant to any deferral elections made by the Participant under Section 3 with respect to any subsequent Plan Years) until the Participant changes his or her election in accordance with clause (iv) below. The Earnings Crediting Options in effect for the Interest Portion of a Participant's Account under the Prior Plan as of the close of business on the day preceding the Chase Merger Closing Date shall remain in effect with respect to the Interest Portion of the Participant's Account under this Plan, until the Participant makes an election under clause (iv) below to change the Earnings Crediting Options for such Interest Portion.

                  (iv) A Participant may change the Earnings Crediting Options that are to apply with respect to the Interest Portion of his or her Account by making a new election hereunder. Such new election shall be made in writing, on a form which is provided by the Committee for this purpose and which the Participant files with the Committee. In such form, the Participant shall specify, in the same manner as described in clause (ii) above, the respective parts of the balance of the Interest Portion that are to be credited with Earnings under each of the Earnings Crediting Options designated by the Participant in such form. The Participant's new election shall become effective as of the first day of the calendar month following the date on which such election is filed with the Committee, provided that it is so filed at least 15 days prior to such first day. The Earnings Crediting Options selected by the Participant in such new election shall remain in effect until the Participant again changes his election with respect to the Interest Portion of his or her Account in accordance with this clause (iv).

         (g) The Interest Portion of a Participant's Account shall continue to be credited with Earnings in accordance with the provisions of this Section 6 until all payments required to be made with respect to the Interest Portion under Section 8 have been made. For this purpose, any payments made under
Section 8 with respect to the Interest Portion of the Participant's Account will be deemed to have been made pro rata from the respective parts of the balance of the Interest Portion that are subject to separate Earnings Crediting Options.





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7.       ADJUSTMENT OF PSU'S

         In the event of any change in the Common Shares occurring after the Chase Merger Closing Date by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase such shares at a price substantially below fair market value, or any similar change affecting the Common Shares, the number and kind of shares represented by Phantom Share Units shall be appropriately adjusted consistent with such change in such manner as the Committee, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder. The Committee shall give notice to each Participant of any adjustment made pursuant to this Section 7 and, upon such notice, such adjust ment shall be effective and binding for all purposes of the Plan.

8.       PAYMENT OF ACCOUNT BALANCES

         Payment with respect to a Participant's Account shall be made in accordance with the following provisions:

         (a) The balances of the PSU Portion and the Interest Portion of a Participant's Account shall become payable upon the Participant's ceasing to be a member of any Board, for any reason.

         (b) Except as otherwise provided in paragraph (e) below, payment with respect to the PSU Portion and the Interest Portion of a Participant's Account shall be made in the form of a series of 10 annual installments. The first such installment payment shall be made on the last Business Day of February of the Plan Year following the year in which the Participant ceases to be a member of any Board, and the remaining installment payments shall be made on the last Business Day of February of each succeeding Plan Year.

         (c) Each installment payment to be made with respect to the Interest Portion of a Participant's Account shall be made in cash, in an amount determined by dividing (i) the balance of the Interest Portion determined as of the last day of the Plan Year preceding the year in which such payment is to be made, by (ii) the number of installment payments remaining to be made. The last such installment payment shall include Earnings credited to the Interest Portion for the month preceding the month in which such payment is made.

         (d) Each installment payment to be made with respect to the PSU Portion of a Participant's Account shall be made partly in Common Shares, and partly in cash. The number of shares to be included in each such installment payment shall be equal to the number of whole PSU's included in the quotient resulting from dividing (i) the total number of PSU's included in the balance of the PSU Portion of the Participant's Account as of the last day of the Plan Year





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preceding the year in which such payment is to be made, by (ii) the number of installment payments remaining to be made; and the amount of cash to be included in each such installment payment shall be determined by multiplying
(iii) the fractional part of a PSU included in the aforementioned quotient by
(iv) the Average Market Value of one Common Share on the Business Day immediately preceding the date on which such installment payment is to be made. The last such installment payment shall include a number of Common Shares equal to the whole number of any additional PSU's that are credited to the PSU Portion of the Participant's Account under Section 6(a) during the month preceding the month in which such payment is made, together with cash (in an amount determined in the same manner as described in clause (iv) of the preceding sentence) for any fractional part of a PSU that is so credited.

         (e) If a Participant should die before receiving all payments required to be made hereunder with respect to the Participant's Account, any payments remaining to be made at the date of the Participant's death shall be made to the Participant's Beneficiary as follows:

                      (i) Payment with resect to the Interest Portion of the Participant's Account shall be made in the form of a single lump-sum cash payment, in an amount equal to the balance of the Interest Portion determined as of the last day of the month preceding the month in which such payment is made.

                      (ii) Payment with respect to the PSU Portion of the Participant's Account shall be made in the form of (A) a number of Common Shares equal to the number of whole PSU's included in the balance of the PSU Portion as of the last day of the month preceding the month in which such payment is made, and (b) a cash payment in an amount determined by multiplying (x) the fractional part of a PSU included in such balance as of such last day, by (y) the Average Market Value of one Common Share on the Business Day immediately preceding the date on which such payment is made.

                      (iii) The payments to be made hereunder to the Participant's Beneficiary shall be made as soon as practicable after the date of the Participant's death.

         (f) Notwithstanding any other provision in this Section 8 to the contrary, payment with respect to any part or all of the Participant's Account balances may be made to the Participant on any date earlier than the date on which such payment is to be made pursuant to such other provisions of this
Section 8 if (i) the Participant requests such early payment and (ii) the Committee, in its sole discretion, determines that such early payment is necessary to help the Participant meet an "unforeseeable emergency" within the meaning of Section 1.457-2(h)(4) of the federal Income Tax Regulations. The amount that may be so paid may not exceed the amount necessary to meet such emergency.





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         (g)  There shall be deducted from the amount of any payment otherwise required to be made under the Plan all Federal, state and local taxes required by law to be withheld with respect to such payment.

9.       DESIGNATION AND CHANGE OF BENEFICIARY

         Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive any amount, or any Common Shares, payable under the Plan by reason of his or her death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any previously designated Beneficiary by filing a new designation with the Committee. The last such designa tion received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If at the date of a Participant's death, there is no designation of a Beneficiary in effect for the Participant pursuant to the provisions of this Section 9, or if no Beneficiary designated by the Participant in accordance with the provisions hereof survives to receive any amount payable under the Plan by reason of the Participant's death, the Participant's estate shall be treated as the Participant's Beneficiary for purposes of the Plan.

10.      PAYMENTS TO PERSONS OTHER THAN PARTICIPANTS

         If the Committee shall find that any Participant or Beneficiary to whom any amount, or any Common Shares, is payable under the Plan is unable to care for his or her affairs because of illness, accident or legal incapacity, then, if the Committee so directs, such amount, or such Common Shares, may be paid to such Participant's or Beneficiary's spouse, child or other relative, an institution maintaining or having custody of such person, or any person deemed by the Committee to be a proper recipient on behalf of such Participant or Beneficiary, unless a prior claim therefor has been made by a duly appointed legal representative of the Participant or Beneficiary.

         Any payment made under this Section 10 shall be a complete discharge of the liability of the Corporation with respect to such payment.

11.      RIGHTS OF PARTICIPANTS

         A Participant's rights and interests under the Plan shall be subject to the following provisions:

         (a) A Participant shall have the status of a general unsecured creditor of the Corporation with respect to his or her right to receive any payment under the Plan. The Plan shall constitute




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a mere promise by the Corporation to make payments in the future of the benefits provided for herein. It is intended that the arrangements reflected in this Plan be treated as unfunded for tax purposes.

         (b) The Corporation may, but shall not be required to, purchase a life insurance policy or policies, to assist it in funding any of its payment obligations under the Plan. If any policy is so purchased, it shall, at all times, remain subject to the claims of the Corporation's creditors. No Participant or Beneficiary shall have any interest in, or rights with respect to, such policy.

         (c) A Participant's rights to payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or his or her Beneficiary.

12.      ADMINISTRATION

         The Plan shall be administered by a Committee composed of at least three Board members who shall be appointed by the Board of Directors from among Board members who are not Eligible Board Members. If at any time there are less than three such Board members, additional members of the Committee shall be appointed from among those Board members who have never participated in the Plan or, in the absence of any such Board members, from among any senior officers of the Corporation or any of its direct or indirect subsidiaries.

         All decisions, actions or interpretations of the Committee under the Plan shall be final, conclusive and binding upon all parties.

         No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each member of the Committee, and each employee, officer, director or trustee of the Corporation or any of its direct or indirect subsidiaries to whom any duty or power relating to the administration or interpretation of the Plan may be delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.



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
13.      AMENDMENT OR TERMINATION

         The Board of Directors may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no amendment of the Plan shall deprive any Participant of any rights to receive payment of any amounts due him or her under the terms of the Plan as in effect prior to such amendment without his or her written consent.

         Any amendment that the Board of Directors would be permitted to make pursuant to the preceding paragraph may also be made by the Committee where appropriate to facilitate the administration of the Plan or to comply with applicable law or any applicable rules and regulations of governing authorities provided that the cost of the Plan to the Corporation is not materially increased by such amendment.

14.      SUCCESSOR CORPORATION

         The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

15.      GOVERNING LAW

         The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of New York.




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